SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 26, 2018

               FIELDPOINT PETROLEUM CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	001-32624	84-0811034
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

609 Castle Ridge Road # 335, Austin, TX  78746
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (512)250-8692

_____________________________________________________
(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company[ X ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [     ]

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On October 26, 2018 FieldPoint Petroleum Corp. convened its Annual Meeting of Stockholders. As of the record date of the meeting, September 6, 2018, there were 10,669,229 shares of common stock issued and outstanding and eligible to vote at the meeting.  At the meeting, an aggregate of 9,113,474 shares were present, either in person or by proxy, which constituted a quorum for the meeting.

Following are the results of the matters voted on by Stockholders at the Annual Meeting:

                                                                                                                                             Broker

1.Election of Directors                             For                      Withheld                   Non-Votes

Roger Bryant4,738,876  931,0723,443,499

Dan Robinson4,744,722925,2263,443,499

Phil Roberson4,525,8761,144,0723,443,499

2.Ratification of appointment of Moss Adams LLP as independent registered public accounting firm.

                   For                           Against                            Abstain

             8,261,956                      847,258                            4,260

3.Advisory approval of the Company’s executive compensation

Broker

  For                           Against                            Abstain               Non-Votes

             4,711,942                      917,579                             40,4543,443,499

4.Advisory vote on the frequency of a shareholder vote on executive compensation

ForAbstainBroker

Non-Votes

1 Year 507,546759,0313,443,499

2 Years                4,329,621                  759,0313,443,499

3 Years   73,777                      759,0313,443,499

ITEM 5.02DEPARTURE OF DIRECTORS

At the Company’s Annual Meeting of Stockholders,  Karl Reimers and Nancy Stephenson declined to stand for reelection as members of the Board of Directors.  Such declinations were not due to any disagreement with the Company on any matter related to the Company’s operations, policies or practices. Both Mr. Reimers and Ms. Stephenson had been members of the Board’s standing Audit, Compensation and Nominating Committees.

The Company has made no decision regarding filling the vacancies created by these departures.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIELDPOINT PETROLEUM CORPORATION
Date: October 30, 2018	By: /s/ Phillip Roberson Phillip Roberson, President